UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2019

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 SOUTH VAN BUREN AVENUE BARBERTON, OHIO	44203
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BW	New York Stock Exchange

Item 8.01 Other Events

Babcock & Wilcox Enterprises, Inc. (the "Company") previously disclosed in our Quarterly Reports for the period ended March 31, 2019 filed on May 9, 2019 and for the period ended June 30, 2019 filed on August 8, 2019 that we reached an agreement in principle with plaintiffs' counsel to resolve (a) three separate but substantially similar derivative lawsuits naming the Company and certain of its present and former officers and directors as defendants and which have been consolidated and are pending in the United States District Court for the Western District of North Carolina (the "Federal Court Derivative Litigation"), (b) an additional shareholder derivative lawsuit naming the Company and certain of its present and former officers and directors as defendants and which is pending in the North Carolina Superior Court (the "State Court Derivative Litigation"), and (c) a consolidated lawsuit alleging violations of federal securities law brought on behalf of a class of investors who purchased the Company's common stock and naming the Company and certain of its former officers and directors which suit was filed in the United States District Court for the Western District of North Carolina (the "Stockholder Litigation").

The parties to the Federal Court Derivative Litigation and the State Court Derivative Litigation executed a Stipulation and Agreement of Settlement (the "Federal Court Derivative Litigation and the State Court Derivative Litigation Settlement Agreement") on July 22, 2019. The Federal Court Derivative Litigation and the State Court Derivative Litigation Settlement Agreement was filed with the United States District Court for the Western District of North Carolina on August 2, 2019 and preliminarily approved by that Court on August 12, 2019. A copy of the Summary Notice of Proposed Settlement is attached as Exhibit 99.1. A copy of the Federal Court Derivative Litigation and the State Court Derivative Litigation Settlement Agreement and related Notice of Proposed Settlement can be viewed and downloaded from the Company's website at www.babcock.com/questions.

The parties to the Stockholder Litigation executed a Stipulation and Agreement of Settlement (the "Stockholder Litigation Settlement Agreement") on June 21, 2019.   The Stockholder Litigation Settlement Agreement was filed with the United States District Court for the Western District of North Carolina on June 25, 2019 and preliminarily approved by that Court on August 12, 2019.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1 furnished hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Summary Notice of Proposed Settlement of Federal and State Court Derivative Litigation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

August 15, 2019	By:	/s/ Robert P. McKinney
Robert P. McKinney
Senior Vice President, General Counsel and Corporate Secretary